                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               December 29, 1995
                                                   -----------------------------





                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)





                  North Carolina                    0-11577                           56-1311320
==========================================================================================================================
            (State or other                            (Commission                           (I.R.S. Employer
             jurisdiction                             File Number)                          Identification No.)
           of Incorporation)
==========================================================================================================================



One Plaza Center, Box HP-3, High Point, North Carolina            27261-1500
===============================================================================
      (Address of principal executive offices)                     (Zip Code)
===============================================================================



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (910) 889-0333
                                                    --------------------------


                                       N/A
    (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 29, 1995, LADD Furniture, Inc. ("LADD") sold 100% of the stock of its wholly-owned subsidiary, Brown Jordan Company ("Brown Jordan"), to BJCL, Inc. (the "Purchaser") for $14,000,000 in cash and an equity interest, on a fully diluted basis, of approximately 12% in the Purchaser. The Purchaser is controlled by Hancock Park Associates, an investment firm based in California. Prior to the transaction, LADD had no affiliation with the Purchaser or Hancock Park Associates.

                  As a condition to the sale of the stock of Brown Jordan, Cherry Grove, Inc., a subsidiary of LADD, sold intellectual property assets related to the business of Brown Jordan for $10,000,000 in cash to BJIP, Inc. The sale of intellectual property assets was consummated on December 29, 1995, concurrent with the sale of the stock of Brown Jordan. BJIP, Inc. is an affiliate of the Purchaser and Hancock Park Associates. Prior to the transaction, LADD and Cherry Grove, Inc. had no affiliation with BJIP, Inc.

                  On December 29, 1995, LADD sold substantially all of the assets of its Lea Lumber & Plywood division to Lea Lumber & Plywood, LLC (the "Purchaser") for approximately $4,000,000 in cash and a $1,000,000 Term Note (the "Note"). The Note is payable in quarterly installments of interest only with the remaining unpaid principal and interest due in two years. The Note bears interest at 12%. The Purchaser is affiliated with The Springfield Group, a manufacturer of wood products, based in Oregon. Prior to the transaction, LADD had no affiliation with the Purchaser or The Springfield Group.

                  See pro forma financial statements reflecting the dispositions as referenced from Item 7.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.  OTHER EVENTS.

                  Not Applicable.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  a)       Pro Forma Financial Information

                           Unaudited Pro Forma Condensed Financial Information

                           Unaudited Pro Forma Condensed Statement of
                           Operations--For The Year Ended December 31, 1994

                           Unaudited Pro Forma Condensed Statement of
                           Operations--For The Nine Months Ended
                           September 30, 1995

                           Unaudited Pro Forma Condensed Balance Sheet-- September 30, 1995

                           Notes to Unaudited Pro Forma Condensed Statement of Operations--For The Year Ended December 31, 1994

                           Notes to Unaudited Pro Forma Condensed Statement of Operations--For The Nine Months Ended
                           September 30, 1995

                           Notes to Unaudited Pro Forma Condensed Balance Sheet--September 30, 1995

                  b)       Exhibits

                           2.1 Stock Purchase Agreement dated November 7, 1995 between LADD Furniture, Inc. and BJCL, Inc.

                           2.2 First Amendment to Stock Purchase Agreement dated December 29, 1995

                           2.3 Agreement of Sale by and between BJIP, Inc. and Cherry Grove, Inc. dated December 29, 1995

                           2.4 Asset Purchase Agreement dated November 6, 1995 between LADD Furniture, Inc. and Lea Lumber & Plywood, LLC

                           2.5 First Amendment to Asset Purchase Agreement dated December 29, 1995


ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             LADD FURNITURE, INC.


Date:  January 16, 1996      By: /s/William S. Creekmuir
                                 -----------------------
                                    William S. Creekmuir

                             Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

                          UNAUDITED PRO FORMA CONDENSED
                              FINANCIAL INFORMATION


The following unaudited pro forma condensed statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 and the unaudited pro forma condensed balance sheet as of September 30, 1995 give effect to the sale of 100% of the stock of Brown Jordan Company (Brown Jordan) and related intellectual property owned by Cherry Grove, Inc., the sale of certain assets of Lea Lumber and Plywood, a division of LADD (Lea Lumber) (together, the "divested companies"), and other adjustments and assumptions described in the notes to such condensed statements, as if the transactions had occurred at the beginning of the year ended December 31, 1994, in the case of the Statements of Operations, and at September 30, 1995, in the case of the Balance Sheet.

The unaudited pro forma condensed financial information relating to the divested companies is based on the audited historical consolidated financial statements of LADD for the year ended December 31, 1994, the unaudited historical financial statements of the divested companies for the year ended December 31, 1994, the unaudited historical consolidated financial statements of LADD as of and for the nine months ended September 30, 1995, and the unaudited historical financial statements of the divested companies as of and for the nine months ended September 30, 1995. The unaudited pro forma condensed financial information gives effect to the sale price of $14,000,000 cash and a 12% interest, on a fully diluted basis, in BJCL, Inc., the purchaser of Brown Jordan, for the common stock of Brown Jordan, and $10,000,000 cash for related intellectual property of Cherry Grove, Inc. licensed to Brown Jordan, less transaction expenses and cash required to repurchase leased intellectual property of approximately $2,040,000. BJCL, Inc. also owns Casual Living Worldwide, an importer and marketer of casual outdoor furniture.

Additionally, the unaudited pro forma condensed financial information gives effect to the sale of inventories, property, plant and equipment and timber tracts of Lea Lumber for cash of approximately $4,000,000 and a $1,000,000 subordinated note, less transaction expenses, to Lea Lumber & Plywood, LLC, an affiliate of The Springfield Group.

The net cash proceeds from the sales of the divested companies has been applied to reduce LADD's long-term debt. Any gains or losses resulting from the sales of the divested companies are excluded from the unaudited pro forma condensed statements of operations.

                     LADD FURNITURE, INC. AND SUBSIDIARIES


              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1994
                (Dollar amounts in thousands, except share data)


                                                                    Historical                              Pro Forma
                                                        ----------------------------------------- -----------------------------
                                                                                  Divested
                                                        LADD Furniture, Inc.     Companies           Sale            Pro Forma
                                                        and Subsidiaries     and Subsidiaries (1) Adjustments         Results
                                                        ------------------    ------------------  ----------      -------------

Net sales                                                        $591,575                49,361                        542,214
Cost of sales                                                     481,994                35,519                        446,475
                                                        ------------------    ------------------  ----------      -------------
                     Gross profit                                 109,581                13,842           0             95,739
                                                        ------------------    ------------------  ----------      -------------

Selling, general, and administrative expenses                      93,911                 8,977                         84,934
                                                        ------------------    ------------------  ----------      -------------
                     Operating income                              15,670                 4,865           0             10,805
                                                        ------------------    ------------------  ----------      -------------

Other (income) deductions:
        Interest expense                                            8,939                   866        (708) (2)         7,365
        Other,  net                                                 1,714                  (225)       (120) (3)         1,819
                                                        ------------------    ------------------  ----------      -------------

                                                                   10,653                   641        (828)             9,184
                                                        ------------------    ------------------  ----------      -------------

                     Earnings before income taxes                   5,017                 4,224         828              1,621

Income tax expense                                                    709                   597         117  (4)           229

                                                        ------------------    ------------------  ----------      -------------
                     Net earnings                                  $4,308                 3,627         711              1,392
                                                        ==================    ==================  ==========      =============

Net earnings per common share                                       $0.56                                                 0.18
                                                        ==================                                        =============
Weighted average common shares outstanding                      7,696,689                                            7,696,689
                                                        ==================                                        =============



See notes to unaudited pro forma condensed statement of operations for the year ended December 31, 1994.

                     LADD FURNITURE, INC. AND SUBSIDIARIES


              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 1995
                (Dollar amounts in thousands, except share data)



                                                                             Historical                            Pro Forma
                                                           ------------------------------------------  -----------------------------
                                                                                      Divested
                                                           LADD Furniture, Inc.      Companies            Sale            Pro Forma
                                                           and Subsidiaries      and Subsidiaries (1)  Adjustments         Results
                                                           ------------------     ------------------   -----------      ------------

Net sales                                                           $461,521                 41,471                         420,050
Cost of sales                                                        390,601                 30,726                         359,875
                                                           ------------------     ------------------   -----------      ------------
                     Gross profit                                     70,920                 10,745             0            60,175
                                                           ------------------     ------------------   -----------      ------------

Selling, general, and administrative expenses                         75,553                  7,155          (359) (2)       68,039
Restructuring expense                                                 25,696                                       (3)       25,696
                                                           ------------------     ------------------   -----------      ------------
                     Operating income (loss)                         (30,329)                 3,590           359           (33,560)
                                                           ------------------     ------------------   -----------      ------------

Other (income) deductions:
        Interest expense                                               8,646                  1,006          (569) (4)        7,071
        Other,  net                                                    3,024                   (238)          (90) (5)        3,172
                                                           ------------------     ------------------   -----------      ------------

                                                                      11,670                    768          (659)           10,243
                                                           ------------------     ------------------   -----------      ------------

                     Earnings (loss) before income taxes             (41,999)                 2,822         1,018           (43,803)

Income tax expense (benefit)                                         (16,591)                 1,115           402  (6)      (17,304)

                                                           ------------------     ------------------   -----------      ------------
                     Net earnings (loss)                            ($25,408)                 1,707           616           (26,499)
                                                           ==================     ==================   ===========      ============

Net loss per common share                                             ($3.29)                                                 (3.43)
                                                           ==================                                           ============
Weighted average common shares outstanding                         7,718,722                                               7,718,722
                                                           ==================                                           ============



See notes to unaudited pro forma condensed statement of operations for the nine months ended September 30, 1995.

                      LADD FURNITURE, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               September 30, 1995
                                 (In thousands)


                                                                       Historical                                Pro Forma
                                                        -----------------------------------------   --------------------------------
                                                                                  Divested
                                                        LADD Furniture, Inc.      Companies             Sale              Pro Forma
                                                        and Subsidiaries       and Subsidiaries (1)   Adjustments          Results
                                                        ---------------        ----------------     --------------     ------------

Current assets:
     Cash                                                       $2,913                                                       2,913
     Trade accounts receivable, net                             45,337                                                      45,337
     Inventories                                                86,313                                                      86,313
     Prepaid expenses and other current assets                  10,520                                       (177)(5)       10,343
                                                        ---------------        ----------------     --------------     ------------
              Total current assets                             145,083                       0               (177)         144,906
                                                        ---------------        ----------------     --------------     ------------

Property, plant, and equipment, net                             82,567                                                      82,567
Businesses held for sale, net                                   32,587                  21,123                690 (3)       12,154
Intangible and other assets, net                                76,631                                      3,200 (2)       79,831
                                                        ===============        ================     ==============     ============
              Total assets                                    $336,868                  21,123              3,713          319,458
                                                        ===============        ================     ==============     ============
Current liabilities:
      Current installments of long-term debt                      $558                                                         558
      Short-term bank note                                       2,450                                                       2,450
      Trade accounts payable                                    26,517                                        250 (3)       26,767
      Accrued expenses and other current liabilities            30,629                                      2,395 (3)       33,024
                                                        ---------------        ----------------     --------------     ------------
              Total current liabilities                         60,154                       0              2,645           62,799
                                                        ---------------        ----------------     --------------     ------------

Long-term debt, excluding current installments                 140,182                  21,123             (6,877)(4)      112,182
Deferred items and other liabilities                            11,308                                      1,179 (5)       11,944
                                                                                                             (543)(6)
                                                        ---------------        ----------------     --------------     ------------
              Total liabilities                                211,644                  21,123             (3,596)         186,925
                                                        ---------------        ----------------     --------------     ------------

Shareholders' equity                                           125,224                                      7,309 (7)      132,533
                                                        ---------------        ----------------     --------------     ------------

Total liabilities and shareholders' equity                    $336,868                  21,123              3,713          319,458
                                                        ===============        ================     ==============     ============



See notes to unaudited pro forma condensed balance sheet at September 30, 1995.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994



 (1) Divested companies include Brown Jordan Company and subsidiaries, intellectual property owned by Cherry Grove, Inc. and licensed to Brown Jordan, and Lea Lumber & Plywood, a division of LADD Furniture, Inc.

 (2) To adjust interest expense to reflect the repayment of long-term debt utilizing the net cash proceeds from the sales of the divested companies, less interest assessed to the divested companies.

 (3) To record interest income on the note receivable recorded in connection with the sales of the divested companies.

 (4) To record the income tax effect of pro forma sale adjustments based on LADD's effective income tax rate.

 (5) Any gain (loss) resulting from the sales of the divested companies is not included in the unaudited pro forma condensed statement of operations.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995



 (1) Divested companies include Brown Jordan Company and subsidiaries, intellectual property owned by Cherry Grove, Inc. and licensed to Brown Jordan, and Lea Lumber & Plywood, a division of LADD Furniture, Inc.

 (2) To reverse the lease expense related to patents licensed to Brown Jordan Company by Cherry Grove, Inc. and sold by Cherry Grove, Inc. on December 28, 1994 and leased back.

 (3) The provision for restructuring expense relating to the divested companies that were recorded in LADD's historical consolidated financial statements are considered to be nonrecurring and therefore not reflected as a pro forma sale adjustment.

 (4) To adjust interest expense to reflect the repayment of long-term debt utilizing the net cash proceeds from the sales of the divested companies, less interest assessed to the divested companies.

 (5) To record interest income on the note receivable recorded in connection with the sales of the divested companies.

 (6) To record the income tax effect of pro forma sale adjustments based on LADD's effective income tax rate.

 (7) Any gain (loss) resulting from the sales of the divested companies is not included in the unaudited pro forma condensed statement of operations.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                                  BALANCE SHEET
                               SEPTEMBER 30, 1995




 (1) Divested companies include Brown Jordan Company and subsidiaries, intellectual property owned by Cherry Grove, Inc. and licensed to Brown Jordan, and Lea Lumber & Plywood, a division of LADD Furniture, Inc.

 (2) To record the investment in BJCL, Inc. and the note receivable resulting from the sales of the divested companies.

 (3) To provide for current and future costs associated with the sales of the divested companies including transaction expenses, environmental costs, pension benefits, and other miscellaneous expenses; and to reclassify accounts payable and accrued liabilities retained in connection with the sales of divested companies included on LADD's historical balance sheet in businesses held for sale, net.

 (4) To repay long-term debt from the net cash proceeds from the sales of the divested companies.

 (5) To adjust deferred tax balances as a result of the sales of the divested companies.

 (6) To reverse the deferred gain related to patents licensed to Brown Jordan Company by Cherry Grove, Inc. and sold by Cherry Grove, Inc. on December 28, 1994 and leased back.

 (7) To adjust retained earnings as a result of the sales of the divested companies.